Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wall Street Strategies Corporation (the "Company") on Form 10-QSB for the period ended September 20, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Charles V. Payne, President and Chief Executive Officer, and Daliah Amar, Chief Operating Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Charles V. Payne
    --------------------
    Charles V. Payne
    President and Chief Executive Officer
    November 20, 2002

By: /s/ Daliah Amar
    ---------------
    Daliah Amar
    Chief Operating Officer
    acting chief financial officer
    November 20, 2002